U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

         Date of report (Date of earliest event reported): May 18, 2000

                           Commission File No. 0-28099

                         ALADDIN SYSTEMS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                                     86-0866757
(State or Other Jurisdiction of          (I.R.S. Employer Identification Number)
Incorporation or Organization)

                               165 WESTRIDGE DRIVE
                          WATSONVILLE, CALIFORNIA 95076
              (Address of Principal Executive Offices and Zip Code)

                    Issuer's Telephone Number: (831) 761-6200

ITEM 5. OTHER EVENTS

      On May 18, 2000, we entered into a Termination and Assignment Agreement with The Excelsior Group (the "Developer"), developer of the Company's SpringCleaning software product (the "Software") pursuant to which all rights to the Software were assigned to the Company and certain obligations of the parties under the September 12, 1996 Software Publishing Agreement between the Company and the Developer were terminated including the Company's obligation to pay royalties to the Developer, in exchange for a lump sum payment by the Company in the amount of Four Hundred Twenty-Five Thousand ($425,000.00) Dollars.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) EXHIBITS:

10.1 Termination and Assignment Agreement May 18, 2000 between the Registrant and The Excelsior Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      ALADDIN SYSTEMS HOLDINGS, INC.
      (Registrant)


      /s/ Jonathan Kahn                                     Date:  May 26, 2000
      -------------------------------------
      (Jonathan Kahn, CEO and Director)

EXHIBIT INDEX

Exhibit No                                   Description
----------                                   -----------

10.1 Termination and Assignment Agreement May 18, 2000 between the Registrant and The Excelsior Group.